Moody national REIT I, Inc.

EXHIBIT 10.4

AMENDMENT NO. 2
TO THE
AMENDED AND RESTATED ADVISORY AGREEMENT

This Amendment No. 2 to the Amended and Restated Advisory Agreement (this “Amendment”) is made and entered into as of April 12, 2012 by and among Moody National REIT I, Inc., a Maryland corporation (the “Company”), Moody National Operating Partnership I, L.P., a Delaware limited partnership (the “Operating Partnership”), Moody National Advisor I, LLC, a Delaware limited liability company (the “Advisor”), and, solely in connection with the obligations set forth in Section 13 of the Advisory Agreement (as defined below), Moody National Realty Company, L.P., a Texas limited partnership (“Moody National”). The Company, the Operating Partnership, the Advisor and Moody National are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meaning set forth in the Advisory Agreement (as defined below).

WITNESSETH

WHEREAS, the Parties previously entered into that certain Amended and Restated Advisory Agreement, dated and effective as of August 14, 2009 (the “Advisory Agreement”), which provided for, among other matters, the management of the Company’s and the Operating Partnership’s day-to-day activities by the Advisor;

WHEREAS, the initial term of the Advisory Agreement is for a one year term which agreement may be renewed for an unlimited number of successive one year terms;

WHEREAS, the Parties previously agreed to extend the term of the Advisory Agreement to April 15, 2012; and

WHEREAS, pursuant to Section 16 (Term of the Agreement) of the Advisory Agreement, the Parties desire to amend the Advisory Agreement pursuant to this Amendment in order to renew the term of the Advisory Agreement for an additional one year term.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

AMENDMENT

In order to give effect to the Parties’ agreement to renew the term of the Advisory Agreement for an additional one year term, the Parties agree as follows:

Section 1.1                      Renewal of Advisory Agreement.  Pursuant to Section 16 of the Advisory Agreement, the Parties hereby renew the term of the Advisory Agreement effective as of April 15, 2012 for an additional one year term ending on April 15, 2013.

ARTICLE II

MISCELLANEOUS

Section 2.1                      Continued Effect.   Except as specifically set forth herein, all other terms and conditions of the Advisory Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby.  In the event of any conflict between the terms of the Advisory Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 2.2                      Counterparts.  The Parties may sign any number of copies of this Amendment.  Each signed copy shall be an original, but all of them together represent the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by telecopy or other electronic method shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

Section 2.3                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

MOODY NATIONAL REIT I, INC.

By:	/s/ Brett Moody
Name:	Brett Moody
Title:	President

MOODY NATIONAL OPERATING PARTNERSHIP I, L.P.

By:	MOODY NATIONAL REIT I, INC., its general partner

By:	/s/ Brett Moody
Name:           Brett Moody
Title:           President

MOODY NATIONAL ADVISOR I, LLC

By:	/s/ Brett Moody
Name:	Brett Moody
Title:	President

Solely in connection with the obligations set forth in Section 13 of the Advisory Agreement:

MOODY NATIONAL REALTY COMPANY, L.P.

By:	/s/ Brett Moody
Name:	Brett Moody
Title:	President